Exhibit 10.23

AMENDMENT NO. 2
TO
CONVERTIBLE PROMISSORY NOTE

This Amendment No. 2 to the Convertible Promissory Note (this "Amendment") is executed as of August 1, 2011, by Sanomedics International Holdings, Inc., a Delaware corporation (the “Maker”); and CLSS Holdings, LLC ("Holder") to amend the Convertible Promissory Note dated April 6, 2010 (as amended) of the Maker in favor of the Holder (the "Note").

The Maker and the Holder desire to amend the Note and further agree as follows:

1.           Capitalized Terms.  Except as expressly provided in this Amendment, all capitalized terms used in this Amendment have meanings ascribed to them in the Note and those definitions are incorporated by reference into this Note.

2.           The definition of “Maturity Date” set forth in the initial paragraph of the Note shall be deleted and the following shall be substituted therefor:

“The “Maturity Date” shall be the earlier of: (i) an Event of Default (as defined herein); and (ii) August 1, 2012.”

3.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against the party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all the parties reflected hereon as the signatories.

4.           Third Parties.  Except as specifically set forth or referred to herein, nothing herein express of implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their permitted successors or assigns, any claims, rights, remedies under or by reason of this Amendment.

5.           Governing Law.  This Amendment shall be governed and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within such State and the federal laws of the United States of America, without regard to the conflict of laws rules thereof.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

Sanomedics International Holdings, Inc.,

By:	/s/ Keith Houlihan
Name:	Keith Houlihan
Title:	President and by resolution of the members of the Board of Directors

CLSS Holdings, LLC

By:	/s/ Craig Sizer
Name:	Craig Sizer
Title:	President